UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) _____February 23,2001________

Mediware Information Systems, Inc. (Exact name of registrant as specified in its chapter)

New York (State or other jurisdiction of incorporation	1-10768 (Commission File Number)	11-2209324 (IRS Employer Identification No

11711 West 79th Street, Lenexa, KS (Address of principal executive offices)	11747 (Zip Code)

Registrant's telephone number, including area code 913-307-1000

__________________________________________________________ (Former name or former address, if changed since last report)

 Item 5. Other Events and Regulation FD Disclosure.

Ms. Kerry Robison, the Chief Financial Officer and Chief Accountant, resigned from the Company, effective February 14, 2001.

Mr. Les Dace, Vice Chairman and a member of the board of directors, resigned from both positions on February 20, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mediware Information Systems, Inc. (Registrant)
Date _____February 23, 2001________________	____________GEORGE BARRY________________ (Signature) GEORGE BARRY
PRESIDENT AND CEO

*Print name and title of the signing officer under his signature.